Exhibit 10.2

LOCK-UP LETTER AGREEMENT

September 15, 2019

Winnebago Industries, Inc.

13200 Pioneer Trial, Suite 150

Eden Prairie, Minnesota 55347

Re:                             Shares of Winnebago Industries, Inc.

Ladies and Gentlemen:

This letter agreement (this “Agreement”) is made by the undersigned pursuant to that certain Stock Purchase Agreement dated September 15, 2019, by and among Octavius Corporation, a Delaware Corporation, Winnebago Industries, Inc., an Iowa corporation (“Parent”), Newmar Corporation, an Indiana corporation, Dutch Real Estate Corp., an Indiana corporation, New-Way Transport Corp., an Indiana corporation, New-Serv, Inc., an Indiana corporation, the “Sellers” identified therein, and Matthew Miller solely in his capacity as Sellers Agent thereunder (the “Purchase Agreement”).  Capitalized terms used but not defined in this Agreement shall have the respective meanings set forth in the Purchase Agreement.

Pursuant to the Purchase Agreement, the undersigned will receive a portion of the Closing Stock Consideration on the Closing Date.  In recognition of the benefits that the Purchase Agreement will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with Parent that:

1.                                      Definitions.  As used in this Agreement, the following capitalized terms have the following respective meanings:

a.                                      “Immediate Family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

b.                                      “Lock-Up Shares” shall mean the Closing Stock Consideration issued to the undersigned at the Closing and any shares of capital stock of Parent issued (or issuable upon the conversion or exercise of any warrant, right or other security) which is issued by Parent as a dividend or other distribution with respect to or in exchange for or in replacement of such Closing Stock Consideration.

c.                                       “Restricted Period” shall mean the period of time from and after the Closing Date until the one (1) year anniversary of the Closing Date.

d.                                      “Transfer” shall mean (i) any direct or indirect sale, assignment, disposition or other transfer, either voluntary or involuntary, of any capital stock or interest in any capital stock or (ii) in respect of any capital stock or interest in any capital stock, to enter into any swap or other agreement, transaction or series of transactions, in each case that has an exercise or conversion privilege or a settlement or payment mechanism determined with reference to or derived from the value of the capital stock of Parent and that hedges or transfers in whole of in part, directly or indirectly, the economic consequences of such capital stock or interest in such capital stock, whether any such transaction, swap or series of transactions is to be settled by delivery of securities, in cash or otherwise; provided, that no Transfer shall be deemed to have occurred as a result of the entry into, modification of or existence of any bona fide pledge of the Lock-Up Shares in connection with a secured borrowing transaction, the pledgee with respect to which is a financial institution in the business of engaging in secured lending and similar transactions and which has entered into such transaction in the ordinary course of business.

2.                                      Restriction.  During the Restricted Period, the undersigned will not, without the prior written consent of Parent, Transfer any of the Lock-Up Shares.

3.                                      Full Shareholder Rights.  Nothing in this Agreement limits the rights of the undersigned as a shareholder of Parent, including, but not limited to, the right to vote and receive dividends on the Lock-Up Shares.

4.                                      Exceptions.  Notwithstanding Section 2, the undersigned may Transfer the Lock-Up Shares during the Restricted Period with the prior written consent of Parent or may Transfer the Lock-Up Shares without Parent’s consent: (i) as a bona fide gift or gifts, (ii) to any trust or family limited partnership or similar entity for the direct or indirect benefit of the undersigned and/or the Immediate Family of the undersigned and/or bona fide charities, or (iii) (a) if the undersigned is a corporation, the corporation may Transfer the Lock-Up Shares to any wholly owned subsidiary or stockholder of the undersigned; (b) if the undersigned is a partnership or limited partnership, the partnership or limited partnership may Transfer the Lock-Up Shares to its partners or limited partners, as the case may be; and (c) if the undersigned is a limited liability company, the limited liability company may Transfer the Lock-Up Shares to its members; provided, however, that in the case of any such Transfer, it shall be a condition to the Transfer that (A) the donee, trustee, general partner of the family limited partnership, shareholder, partner, limited partner, member or other transferee agree to be bound in writing by the restrictions set forth herein; (B) such transferee shall execute an agreement stating that the transferee is receiving and holding the Lock-Up Shares subject to the provisions of this Agreement; and (C) there shall be no further Transfer of such Lock-Up Shares by such transferee except in accordance with this Agreement.

5.                                      Transfers in Violation.  Any Transfer or attempted Transfer of Lock-Up Shares in violation of this Agreement shall, to the fullest extent permitted by law be null and void ab initio), and Parent shall not, and shall instruct its transfer agent and other third parties not to, record or recognize any such purported transaction on the share register of Parent,

6.                                      Implementation of Restrictions.  The undersigned agrees and consents to the entry of stop transfer instructions with Parent’s transfer agent and registrar against the Transfer of the Lock-Up Shares except in compliance with this Agreement.  In furtherance of the foregoing, Parent and its transfer agent are hereby authorized to decline to make any Transfer of securities if such Transfer would constitute a violation or breach of this Agreement.  Additionally, Parent’s transfer agent is hereby authorized to note the

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restrictions against Transfer of the Lock-Up Shares of this Agreement in its book entry records and, if any of the Lock-Up Shares are issued in certificated form, Parent’s transfer agent is authorized to place a legend upon such certificate stating the restrictions of this Agreement.

7.                                      Incorporation of Purchase Agreement Provisions.  The provisions of Section 8.3(a) (Specific Performance), Section 9.1 (Notices), Section 9.3 (Interpretation; Construction), Section 9.5 (Governing Law), Section 9.6 (Jurisdiction, Venue and Waiver of Jury Trial), Section 9.9 (Severability; Blue-Pencil) and Section 9.10 (Counterparts) of the Purchase Agreement shall apply to this Agreement as if fully set forth herein, mutatis mutandis.

8.                                      Authority; Assigns.  The undersigned represents and warrants that the undersigned has full power and authority to enter into this Agreement and sole power and authority to agree to all of the matters set forth in this Agreement, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, executors, legal representatives, and permitted assigns.  The undersigned may not assign any of its rights or obligations hereunder without the prior written consent of Parent.

9.                                      Amendment and Modification, Waiver.  This Agreement may only be amended, modified or supplemented by an agreement in writing signed by the parties hereto.  No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving.  Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

10.                               Entire Agreement.  This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

11.                               Effectiveness of this Agreement. Notwithstanding the earlier execution and delivery of this Agreement the effectiveness of this Agreement is conditioned on the Closing of the transactions contemplated by the Purchase Agreement.  If the Closing shall occur, this Agreement shall become effective concurrently with the Closing on the Closing Date.  If the Purchase Agreement is terminated for any reason in accordance therewith this Agreement shall be null and void ab initio.

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Very truly yours,

/s/ Matthew Utley
Matthew Utley

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Very truly yours,

/s/ Ronald Stichter
Ronald Stichter

Signature Page to Lock Up Letter

Very truly yours,

/s/ Gary Shuder
Gary Shuder

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Very truly yours,

/s/ John Sammut
John Sammut

[Signature Page to Lock-Up Agreement]

Very truly yours,

/s/ Joseph Shoemaker
Joseph Shoemaker

[Signature Page to Lock-Up Agreement]

Very truly yours,

/s/ Joyce Helmuth
Joyce Helmuth

[Signature Page to Lock-Up Agreement]

Very truly yours,

/s/ Keith Weirich
Keith Weirich

[Signature Page to Lock-Up Agreement]

Very truly yours,

/s/ Kevin Bogan
Kevin Bogan

[Signature Page to Lock-Up Agreement]

Very truly yours,

/s/ Kirk Bates
Kirk Bates

[Signature Page to Lock-Up Agreement]

Very truly yours,

/s/ Lauranna Miller
Lauranna Miller

[Signature Page to Lock-Up Agreement]

Very truly yours,

/s/ Linda Mast
Linda Mast

[Signature Page to Lock-Up Agreement]

Very truly yours,

/s/ Lucretia Hochstetler
Lucretia Hochstetler

[Signature Page to Lock-Up Agreement]

Very truly yours,

/s/ Mahlon Miller
Mahlon Miller

[Signature Page to Lock-Up Agreement]

Very truly yours,

/s/ Marcus Miller
Marcus Miller

[Signature Page to Lock-Up Agreement]

Very truly yours,

/s/ Matthew McQuown
Matthew McQuown

[Signature Page to Lock-Up Agreement]

Very truly yours,

/s/ Matthew Miller
Matthew Miller

[Signature Page to Lock-Up Agreement]